SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
__________________

Date of Report:  February 27, 2009

NeoMedia Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Concourse Parkway, Suite 500, Atlanta, GA	30328
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(678) 638-0460

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement

Extension of Maturity Date in March 2007 Debenture

On March 27, 2007, NeoMedia Technologies, Inc., a Delaware corporation (the “Company”) issued to YA Global Investments, L.P., formerly known as Cornel Capital Partners, L.P. (the “Holder”) a Secured Convertible Debenture No. NEOM-4-1 in the original principal amount of $7,458,651 (the “March 2007 Debenture”).  On March 27, 2009, the Company and the Holder entered into a Letter Agreement (the “Letter Agreement”) pursuant to which the Holder extended the maturity date of the March 2007 Debenture to July 29, 2010.  A copy of the Letter Agreement is attached hereto as Exhibit 10.13.

Amendment to Third Closing of July 2008 Securities Purchase Agreement

On July 29, 2008 (the “Closing Date”), the Company entered into a Securities Purchase Agreement (the “SPA”) to issue and sell secured convertible debentures (the “Debentures” and each, a “Debenture”) to YA Global Investments, L.P. (the “Buyer”) in the principal amount of up to Eight Million Six Hundred Fifty Thousand Dollars ($8,650,000) pursuant to the terms of the SPA, by and between the Company and the Buyer, of which the first secured convertible Debenture in the amount of $2,325,000 was funded on the Closing Date, the second secured convertible Debenture in the amount of $2,325,000 was funded on October 28, 2008 and a third Debenture in the amount of $4,000,000 was to be funded on or after January 1, 2009 subject to certain conditions set forth in the SPA.

On April 6, 2009, the Company and the Buyer entered into an Amendment Agreement (the “Amendment”) whereby the SPA was amended in order to reduce the value of the third secured convertible Debenture (as discussed above) from $4,000,000 to $1,100,000, and whereby such Third Closing (as defined in the Amendment) would be broken down into two (2) separate closings, the first to occur on April 6, 2009 pursuant to which the Buyer shall purchase a secured convertible Debenture in the principal amount of $550,000, and the second to occur on May 1, 2009 pursuant to which the Buyer shall have the option (in its sole discretion) to purchase a secured convertible Debenture in the principal amount of $550,000.

Furthermore, the Amendment reduces the amount of funds that shall be deposited into escrow in accordance with the terms of the Amendment, modifies certain terms with respect to the reservation of shares and use of proceeds, and the Buyer waived any event of default that may have occurred as a result of any breach by the Company of those provisions relating to the reservation of shares and use of proceeds under the SPA.  Lastly, the Company provided to the Buyer a release from all causes of action, suits, debts claims and demands whatsoever known or unknown, at law, in equity or otherwise, which the Company ever had, now has or thereafter may have on or prior to April 6, 2009, and any claims for reasonable attorneys’ fees, penalties, liquidated damages, and indemnification for losses, liabilities and expenses, in consideration for the Buyer’s accommodations made in the Amendment.  A copy of the Amendment is attached hereto as Exhibit 10.14.

Third Closing of July 2008 Securities Purchase Agreement

On April 6, 2009, the Company issued to YA Global Investments, L.P. (the “Holder”) a secured convertible Debenture in the principal amount of $550,000, a copy of which is attached hereto as Exhibit 10.15.  Such Debenture shall mature on July 29, 2010 (“Maturity Date”). The Debenture shall accrue interest at a rate equal to fourteen percent (14%) per annum and such interest shall be paid on the Maturity Date (or sooner as provided in the Debenture) in cash or, provided that certain Equity Conditions are satisfied (as such term is defined in the Debenture), in shares of the Company’s common stock (“Common Stock”) at the applicable Conversion Price (as defined in the Debenture).  At any time after April 6, 2009, the Holder shall be entitled to convert any portion of the outstanding and unpaid principal and accrued interest thereon into fully paid and non-assessable shares of Common Stock at a price equal to the lesser of $0.02 and ninety-five percent (95%) of the lowest volume weighted average price of the Common Stock during the ten (10) trading days immediately preceding each conversion date.

The Company shall not affect any conversion, and the Holder shall not have the right to convert any portion of the Debenture to the extent that after giving effect to such conversion, the Holder (together with the Holder’s affiliates) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion.

The Company shall have the right to redeem a portion or all amounts outstanding (subject to certain conditions in the Debenture) by paying the amount equal to the principal amount being redeemed plus a redemption premium equal to ten percent (10%) of the principal amount being redeemed, and accrued interest.

In connection with the Amendment and the first part of the Third Closing, the Company placed the $50,000 monitoring fee into escrow, directly from the proceeds of the first part of the Third Closing on April 6, 2009 (the “Monitoring Fee” and as deposited into escrow, (the “Escrow Funds”) which shall be used to compensate Yorkville Advisors LLC (the “Investment Manager”) for monitoring and managing the purchase and investment made by the Holder, pursuant to the Investment Manager’s existing advisory obligations to the Holder. The Company, Investment Manager and the Buyer entered into an Escrow Agreement, dated July 29, 2008 (the “Escrow Agreement”) appointing David Gonzalez, Esq. as escrow agent (the “Escrow Agent”) to hold the Escrow Funds and to periodically disburse portions of such Escrow Funds to the Investment Manager from escrow in accordance with the terms of the Escrow Agreement, a copy of which is referenced hereto as Exhibit 10.12.

All of the Debentures are secured by (a) certain Pledged Property, as such term is defined in that certain Security Agreement, of even date with the SPA, by and among the Company, each of the Company’s subsidiaries made a party thereto and the Buyer and (b) certain Patent Collateral, as such term is defined in that certain Patent Security Agreement, of even date with the SPA, by and among the Company, each of the Company’s subsidiaries made a party thereto and the Buyer.  Copies of the Security Agreement and the Patent Security Agreement are referenced hereto as Exhibits 10.4 and 10.5, respectively.

In connection with the SPA, the Company also entered into those certain Irrevocable Transfer Agent Instructions with the Buyer, David Gonzalez, Esq. as escrow agent and WorldWide Stock Transfer, LLC, the Company’s transfer agent, a copy of which is referenced as Exhibit 10.11 hereto.

Waiver from YA Global Investments, L.P.

On February 27, 2009, the Company and YA Global Investments, L.P. (“YA Global”) executed a Waiver, effective December 31, 2008, whereby YA Global waived the right to collect any and all liquidated damages, penalties and/or fines which have not previously been paid by the Company to YA Global, accrued to the date thereof, arising from any existing default under any of the Financing Instruments (as defined in the Waiver).  Furthermore, the parties agreed that the Company and YA Global shall execute a Master Amendment Agreement whereby the parties shall amend each such relevant provision in the Financing Instruments to state that in the event the Company does not have sufficient authorized shares of Common Stock in accordance with the terms of the relevant Financing Instrument, the Company shall increase such authorized shares upon the written request of YA Global. In addition, the parties acknowledged and agreed that an Acceleration Default (as defined in the Waiver) had not occurred under any of the Financing Instruments as of the date of the Waiver in light of the fact that no indebtedness of the Company has been declared due and payable prior to the date on which it would otherwise become due and payable.  The parties built the content of the Master Amendment Agreement into the Amendment disclosed herein above and  attached hereto is Exhibit 10.14.  A copy of the Waiver is attached hereto as Exhibit 10.16.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibit No. Description:

EXHIBIT	DESCRIPTION	LOCATION

Exhibit 10.1	Securities Purchase Agreement, dated July 29, 2008, by and between the Company and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.1 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.2	First Secured Convertible Debenture, dated July 29, 2008, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.2 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.3	Second Secured Convertible Debenture, dated October 28, 2008, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K as field with the SEC on November 3, 2008

Exhibit 10.4	Security Agreement, dated July 29, 2008, by and among the Company, each of the Company’s subsidiaries made a party thereto and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.3 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.5	Patent Security Agreement, dated July 29, 2008, by and among the Company, each of the Company’s subsidiaries made a party thereto and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.4 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.6	Warrant 9-1A, dated July 29, 2008, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.5 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.7	Warrant 9-1B, dated July 29, 2008, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.6 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.8	Warrant 9-1C, dated July 29, 2008, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.7 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.9	Warrant 9-1D, dated July 29, 2008, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.8 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.10	Escrow Agreement, dated July 29, 2008, by and among the Company, YA Global Investments, L.P., Yorkville Advisors, LLC and David Gonzalez, Esq.	Incorporated by reference to Exhibit 10.9 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

EXHIBIT	DESCRIPTION	LOCATION

Exhibit 10.11	Irrevocable Transfer Agent Instructions, dated July 29, 2008, by and among the Company, the Buyer, David Gonzalez, Esq. and WorldWide Stock Transfer, LLC	Incorporated by reference to Exhibit 10.10 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.12	Revised Exhibit A to Escrow Agreement, dated October 28, 2008	Incorporated by reference to Exhibit 10.12 to the Company’s Current Report on Form 8-K as filed with the SEC on November 3, 2008

Exhibit 10.13	Letter Agreement, dated March 27, 2009, by and between the Company and YA Global Investments, L.P.	Provided herewith

Exhibit 10.14	Amendment Agreement, dated April 6, 2009, by and between the Company and YA Global Investments, L.P.	Provided herewith

Exhibit 10.15	Third Secured Convertible Debenture (first closing), dated April 6, 2009, issued by the Company to YA Global Investments, L.P.	Provided herewith

Exhibit 10.16	Waiver, effective as of December 31, 2008, by and between the Company and YA Global Investments, L.P.	Provided herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2009	NEOMEDIA TECHNOLGIES, INC.

	By:	/s/ Michael Zima
	Name:	Michael Zima
	Its:	Chief Financial Officer